WESTPEAK ACTIVEBETA® EQUITY FUND

Supplement dated November 29, 2010, to the Natixis Funds Class A and C Prospectus dated July 30, 2010 and the Natixis Funds Class Y Prospectus dated July 30, 2010 (the “Prospectuses”), as may be revised or supplemented from time to time.

Effective on or about January 1, 2011, a group of executives from Westpeak Global Advisors, L.P. (“Westpeak”), a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”) and the subadviser to the Westpeak ActiveBeta® Equity Fund (the “Fund”), will purchase a controlling interest in Westpeak from Natixis US (identified herein as the “Transaction”).

Upon completion of the Transaction and as a result of the change of control of Westpeak, the current Sub-Advisory Agreement (the “Current Agreement”) between Natixis Funds Trust II, on behalf of the Fund, Natixis Asset Management Advisors, L.P. (the “Adviser”) and Westpeak will terminate. The Board of Trustees of Natixis Funds Trust II has approved a new Sub-Advisory Agreement (the “New Agreement”) with Westpeak, which has also been approved by the sole shareholder of the Fund, and will become effective upon finalization of the Transaction. The fees to be paid to Westpeak will not increase under the New Agreement.

The Transaction is expected to be finalized, and the New Agreement is expected to become effective, on or about January 1, 2011.

Upon the effective date of the Transaction and the New Agreement, all references in the Prospectuses to the subadvisory agreement with Westpeak will refer to the New Agreement. Additionally, the Prospectuses will be further amended as described below.

1. The following sentence is added to the end of the second paragraph under “Subadvisers” within the sub-section “Meet the Funds’ Investment Advisers and Subadvisers”:

Westpeak is principally owned and controlled by executives of Westpeak.

2. The last sentence of the third paragraph under “Subadvisers” within the sub-section “Meet the Funds’ Investment Advisers and Subadvisers” is amended and restated as follows:

Natixis US has 14 principal subsidiary or affiliated asset management firms that collectively had approximately $279 billion in assets under management as of September 30, 2010.

3. All references that identify Westpeak as a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”) are deleted from the Prospectuses. These references appear in the sub-sections entitled “Meet the Funds’ Investment Advisers and Subadvisers—Subadvisers” and “Meet the Funds’ Investment Advisers and Subadvisers—Portfolio Trades.”

WESTPEAK ACTIVEBETA® EQUITY FUND

Supplement dated November 29, 2010, to the Natixis Funds Statement of Additional Information (“SAI”) dated July 30, 2010, as may be revised or supplemented from time to time.

Effective on or about January 1, 2011, a group of executives from Westpeak Global Advisors, L.P. (“Westpeak”), a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”) and the subadviser to the Westpeak ActiveBeta® Equity Fund (the “Fund”), will purchase a controlling interest in Westpeak from Natixis US (identified herein as the “Transaction”).

Upon completion of the Transaction and as a result of the change of control of Westpeak, the current Sub-Advisory Agreement (the “Current Agreement”) between Natixis Funds Trust II, on behalf of the Fund, Natixis Asset Management Advisors, L.P. (the “Adviser”) and Westpeak will terminate. The Board of Trustees of Natixis Funds Trust II has approved a new Sub-Advisory Agreement (the “New Agreement”) with Westpeak, which has also been approved by the sole shareholder of the Fund, and will become effective upon finalization of the Transaction. The fees to be paid to Westpeak will not increase under the New Agreement.

The Transaction is expected to be finalized, and the New Agreement is expected to become effective, on or about January 1, 2011.

Upon the effective date of the Transaction and the New Agreement, all references in the SAI to the subadvisory agreement with Westpeak will refer to the New Agreement. Additionally, the SAI will be further amended as described below.

1. The third paragraph in the section entitled “Investment Advisory and Other Services—Information About the Organization and Ownership of the Advisers and Subadvisers” is amended and restated as follows:

The 14 principal subsidiary or affiliated asset management firms of Natixis US collectively had approximately $279 billion in assets under management or administration as of September, 2010.

2. The last sentence of the fifth paragraph in the section entitled “Investment Advisory and Other Services—Information About the Organization and Ownership of the Advisers and Subadvisers” is amended and restated as follows:

Westpeak, a registered investment adviser, is principally owned and controlled by Khalid Ghayur, Ronan G. Heaney and Stephen C. Platt, all executives of Westpeak. Mr. Ghayur and Mr. Platt are also portfolio managers of the ActiveBeta Equity Fund.